Exhibit 99.1

Esports Entertainment Group Announces Reverse Stock Split

St. Julian’s, Malta–December 20, 2023–Esports Entertainment Group, Inc. (NASDAQ: GMBL) (NASDAQ: GMBLP) (NASDAQ: GMBLW) (NASDAQ: GMBLZ) (“Esports Entertainment”, “EEG”, or the “Company”), a leading, global iGaming company and business-to-business (B2B) esports content and solutions provider, today announced that its Board of Directors has approved a 1-for-400 reverse stock split of the Company’s common stock, par value $0.001 (the “Common Stock”). The reverse stock split will become effective at 4:01 PM ET on December 21, 2023. The Common Stock is expected to begin trading on a split-adjusted basis on the Nasdaq Capital Market under the same symbol “GMBL” when the market opens on December 22, 2023, with the new CUSIP number 29667K603.

The reverse stock split was approved by the Board of Directors in accordance with Nevada law, under which no stockholder approval is required. As a result of the reverse stock split, every 400 shares of common stock issued and outstanding as of the effective date will be automatically combined into one share of common stock with no change in the $0.001 par value per share. The exercise prices and the number of shares issuable upon exercise, of the outstanding stock options and warrants, and the number of shares available for future issuance under the equity incentive plans will be adjusted in accordance with their respective terms. The reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s ownership percentage of the Company’s shares, with the exception of those holders of fractional shares. The reverse stock split will reduce the number of outstanding shares of Common Stock from approximately 426 million to approximately 1.065 million shares and also proportionately reduce the number of authorized shares of Common Stock from 500 million to 1.25 million shares. In order to raise capital to maintain compliance with minimum equity listing requirements, we intend to seek stockholder approval to increase the number of authorized shares of common stock at our annual shareholders meeting.

The reverse stock split will also apply to common stock issuable upon the conversion of the Company’s Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, with the Conversion Price, as defined in their Certificates of Designation, being subject to adjustment under the terms of their respective Certificates of Designation and the previously disclosed settlement and waiver agreement, dated October 6, 2023. The conversion provision of the 10% Series A Cumulative Redeemable Convertible Preferred Stock, which is convertible into shares of Common Stock, will also be adjusted to reflect the Company’s reverse stock splits.

The reverse stock split is being effected after the Board of Director’s consideration of a variety of factors, including the current trading price of the Common Stock and regaining compliance with Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule),” as well as Nasdaq $1.00 minimum bid price requirement Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Company presented its plan to regain compliance with the Low Priced Stocks Rule and the Minimum Bid Price Rule, as well as its compliance with the $2.5 million minimum stockholders’ equity requirement, as outlined in Listing Rule 5550(b)(1) (“Equity Rule”), at its Panel hearing on December 14, 2023. On December 19, 2023, the Panel granted the Company an exception until January 24, 2024 to demonstrate compliance with the Low Priced Stocks Rule and the Minimum Bid Price Rule (“Bid Price Compliance”). Upon determining Bid Price Compliance, the Panel will determine whether to grant the Company a further extension to regain compliance with the Equity Rule.

No fractional shares will be issued in connection with the reverse stock split. Any fractional shares of common stock resulting from the reverse stock split will be rounded up to the nearest whole post-split share and no shareholders will receive cash in lieu of fractional shares.

Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares through a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to brokers’ particular processes, and will not be required to take any action in connection with the reverse stock split. For those stockholders holding physical stock certificates, the Company’s transfer agent, VStock Transfer, LLC, will send instructions for exchanging those certificates for shares held electronically in book-entry form or for new certificates, in either case representing the post-split number of shares.

About Esports Entertainment Group

Esports Entertainment Group is a global MGA-licensed, “esports-focused” iGaming B2C operator and a US-focused B2B provider of esports solutions. The Company owns and operates the world’s leading esport venue management system, currently deployed in over 800 global locations, including more than 100 colleges and universities. The Company’s strategy is to capitalize on the multi-billion-dollar market for esports and esports wagering by leveraging its leading position in the industry. The Company is also targeting the rapidly growing market for short-form esports wagerable content, which features competitive, short-cycle head-to-head leagues that are optimized for betting. In addition to its plans to distribute esports content, the Company currently provides B2C-focused wagering through its MGA-licensed suite of brands. For additional information about the Company, please visit www.esportsentertainmentgroup.com.

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including, our ability to maintain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our obligations under our preferred stock outstanding, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

Contact:

Crescendo Communications, LLC

Tel: (212) 671-1021

Email: GMBL@crescendo-ir.com